Sale Contract, dated December 1, 2010, between Kunlun International Trade Co., Ltd. and the Fifth Season (Zhejiang) Trade Co., Ltd.

Signature Site: Shanghai
Contract No.: D5JNo.4-SC2010-31

Purchaser (Party A): Kunlun International Trade Co., Ltd.

Seller (Party B): The Fifth Season (Zhejiang) Trade Co., Ltd.

1.        Name, Quantity and Price

Name	Warehouse	Trademark	Quantity (ton)	Unit Price (RMB/ton)	Amount (RMB)
Copper	Tieshan Ku	ENM	99.415	64350	6,397,355.25
Copper	Tieshan Ku	Dajiang Xiaoban	50.535	64280	3,248,389.80
Copper	Tieshan Ku	Dajiang Daban	139.240	64300	8,953,132.00
Copper	Haishan Ku	CCC-P	105.597	64320	6,791,999.04
Copper	Tieshan Ku	Guiye	100.150	64380	6,447,657.00
Total			494.937		31,838,533.09

2.        Delivery Method

Delivery Method: full payment before collection

3.        Product Criterion: GB/T467-1997

4.        Inspection Method and Time Limit: Party A shall inspect the goods before collecting and raise the objection within three days after delivery..

5.        Packing Standard: complied with Hu Jin Jiaoge (1999) No. 10 Exhibit (1)

6.        Objection Response Time Limit: Party B shall response to objection with three days after receiving Party A’s objection, otherwise, the objection shall be deemed as accepted.

7.        Transportation Fees: Party A is liable for packing and transportation fees.

8.        Acceptable Scope for Quantity: +/- 0.2%, exceeding part shall be settled by both parties

9.       Payment Method: cash & spots

10.        Any disputes related to this agreement can be brought to the People’s Court where this agreement is signed if both parties cannot reach consensus.

11.        Miscellaneous:

1)	This agreement shall be effective after signing of both parties.

2)	This agreement can be set by facsimile which has the same effect with the originals.

3)	The aforementioned price includes value added tax. Party B shall offer the invoice of value added tax.

(This page is for signature only and has no text.)

Party A (Buyer): Kunlun International Trade Co., Ltd.
By: /seal/ Kunlun International Trade Co., Ltd. Date:
December 1, 2010

Party B (Seller): The Fifth Season (Zhejiang) Trade Co., Ltd
By: /seal/ The Fifth Season (Zhejiang) Trade Co., Ltd
Date: December 1, 2010